SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

Date of Report:

February 25, 2002

BAR HARBOR BANKSHARES

MAINE 841105-D 01-0293663

(State) (Commission File Number) (IRS Employer ID)

Address of Principal Executive Officers:

PO Box 400, 82 Main Street

Bar Harbor, ME 04609-0400

Registrant’s Telephone Number: (207) 288-3314

ITEM 5 – OTHER EVENTS

Joseph M. Murphy has joined Bar Harbor Bankshares (the "Company") as President and CEO effective February 25, 2002, and has also been elected as a member of the Company’s Board of Directors.

Cooper F. Friend has been elected to the Board of Directors of Bar Harbor Bankshares effective February 25, 2002.

ITEM 7 – FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements: Not applicable

(b) Pro forma financial information: Not applicable

(c) Exhibits:

(1) News Release issued by Bar Harbor Bankshares, dated February 25, 2002

(2) News Release issued by Bar Harbor Bankshares, dated February 26, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 26, 2002

BAR HARBOR BANKSHARES

/s/John P. Reeves

Chairman of the Board

For More Information Contact:

John P. Reeves, Chairman

Bar Harbor Bankshares

(207) 288-4687

For immediate release:

Bar Harbor Bankshares Announces New President & CEO

BAR HARBOR, MAINE – February 25, 2002: John P. Reeves, Chairman of the Board of Directors of Bar Harbor Bankshares, announces the appointment of a new President & CEO.

Joseph M. Murphy has joined Bar Harbor Bankshares as President & CEO. Mr. Murphy is responsible for setting the strategic direction for the holding company and its two subsidiaries, Bar Harbor Banking and Trust Company and BTI Financial Group.

Mr. Murphy brings 36 years of financial services experience to Bar Harbor Bankshares, most recently as Executive Vice President – Retail Banking Group for WSFS Financial Corporation, a $1.8 billion financial services company based in Wilmington, Delaware. He also served 20 years with Center Financial Corporation, a $4 billion Connecticut based community bank holding company, now part of First Union Corp. With Center Financial Corporation, Mr. Murphy served as Executive Vice President of Operations and Technology, CEO of Center Capital Corporation, and Regional President.

Mr. Murphy earned his Bachelor of Arts degree from Ohio State University and attended graduate studies at Rensselear Polytechnic Institute.

Mr. Murphy is active in numerous civic, charitable, and not-for-profit organizations, including the March of Dimes, United Way, and Chambers of Commerce.

Mr. Murphy and his wife Maria will be relocating to Mount Desert Island.

Bar Harbor Banking and Trust Company, founded in 1887, provides full service banking with ten locations throughout Down East Maine. BTI Financial Group subsidiaries include Dirigo Investments, Inc., a NASD registered broker dealer; Block Capital Management, an SEC registered investment advisor; and Bar Harbor Trust Services, a Maine chartered trust company. Bar Harbor Bankshares is listed on the American Stock Exchange under the symbol BHB.

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For More Information Contact:

John P. Reeves, Chairman

Bar Harbor Bankshares

(207) 288-4687

For immediate release:

Bar Harbor Bankshares Announces new Board Member

BAR HARBOR, MAINE - February 26, 2002: Joseph M. Murphy, President & Chief Executive Officer of Bar Harbor Bankshares, is pleased to announce the appointment of Cooper F. Friend to the Bar Harbor Bankshares board of directors.

According to Mr. Murphy, "We look forward to having Cooper's broad base of experience in the business arena to help guide us in this period of growth."

Mr. Friend is the president of Friend & Friend, Inc., a recreational motor sports dealer and is a current member of the Bar Harbor Banking and Trust Company board of directors. Mr. Friend earned his Bachelors Degree in Economics from Nasson College, Springvale, Maine, and is a director of the James Russell Wiggins YMCA. Mr. Friend is past-president of the Ellsworth Area Chamber of Commerce and is active in civic organizations, including the Ellsworth Lions Club and Anah Temple Shrine. Mr. Friend and his family reside in Ellsworth.

Bar Harbor Bankshares is the holding company for two financial services subsidiaries; Bar Harbor Banking and Trust Company, founded in 1887, which provides full service banking with ten locations throughout Down East Maine and BTI Financial Group, whose subsidiaries include Dirigo Investments, Inc., a NASD registered broker dealer; Block Capital Management, an SEC registered investment advisor; and Bar Harbor Trust Services, a Maine chartered trust company. Bar Harbor Bankshares is listed on the American Stock Exchange under the symbol BHB.

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